UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016
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Swift Transportation Company

(Exact name of registrant as specified in its charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2016, the Company posted on its website a letter to its stockholders discussing its results of operations for the quarterly period ended March 31, 2016. A copy of the letter is attached to this Current Report as Exhibit 99 and is incorporated herein by reference.

The information in this Current Report is being furnished, not filed, under Item 2.02 in this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
Exhibit 99	Letter to stockholders dated April 21, 2016, issued by Swift Transportation Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	April 21, 2016	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer